SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2004


                                   EPLUS INC.
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             (Exact name of registrant as specified in its charter)

               Delaware                   000-28926           54-1817218
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     (State or other jurisdiction  (Commission File Number) (IRS Employer
              of incorporation)                             Identification No.)

                  400 Herndon Parkway, Herndon, Virginia 20170
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          (Address, including zip code, of principal executive office)

                                 (703) 834-5710
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              (Registrant's telephone number, including area code)


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Item 5.       Other Events

On August 18, 2004, the Registrant issued a press release regarding modification of the current floor planning agreeements with GE Commercial Distribution Finance Corporation that were originally entered into on September 8, 2000. The press release is attached hereto as Exhibit 99.1.

The details of the modification of the floor planning agreements between the registrant and GE Commercial Distribution Finance Corporation are disclosed in the Current Report on Form 8-K previously filed by the registrant on August 18, 2004.

EXHIBIT INDEX       The following exhibits are filed as part of this report:

99.1                Press  Release  dated August  18,  2004 regarding modification  of  the  current floor planning agreements  with  GE Commercial  Distribution Finance Corporation
                    ("GECDF") that were originally entered into on September 8, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ePlus inc.


                                              By: /s/ Steven J. Mencarini
                                                  ------------------------------
                                                  Steven J. Mencarini
Date: August 18, 2004                             Chief Financial Officer

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